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                                                                   EXHIBIT 10.15
                          OPTIMARK TECHNOLOGIES, INC.

                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made as of December 18, 1998, between OptiMark Technologies, Inc., a Delaware corporation (the "Company"), and Phillip J. Riese (the "Purchaser").

         WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of Common Stock according to the terms and conditions contained in the Employment Agreement between the Purchaser and the Company effective as of November 1, 1998 (the "Employment Agreement") and the Amended and Restated Stockholders Agreement dated April 23, 1998, as amended, among the Company and the signatories to such Agreement (the "Stockholders Agreement") and herein.

         THEREFORE, the parties agree as follows:

         1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 250,000 shares of the Company's Common Stock, par value $.01 per share (the "Shares"), at the price of $10.00 per share for an aggregate purchase price of $2,500,000.

         2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, check, or any combination thereof.

         3. Investment Representations. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

                 (a) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The Purchaser is purchasing these securities for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                 (b) Purchaser acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities.






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         4.      Stock Certificate Legends.  Purchaser understands and agrees that the Company shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state or federal securities laws:

                 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         5. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         6.      General Provisions.

                 (a) This Agreement shall be governed by the laws of the State of New York as they apply to contracts entered into and wholly to be performed in such state. This Agreement, together with the Employment Agreement and the Stockholders Agreement, represent the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

                 (b) All notices, demands or other communications provided for or permitted hereunder shall be made in writing and shall be registered or certified first class mail, return receipt requested, courier service, outright mail or personal delivery:

                          If to the Company:
                          ------------------

                          OptiMark Technologies, Inc.
                          530 Main Avenue
                          Durango, CO  81301
                          Attention:  William A. Lupien



                          If to the Purchaser:
                          ---------------------

                          Phillip J. Riese






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                          141 Prince Street, Apt. 4
                          New York, NY  10012

                 (c) The rights and benefits of the Company under this Agreement shall be transferable in the case of a sale of substantially all of the assets of the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                 (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                 (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

                 (f) Purchaser acknowledges and agrees that this Agreement and the transactions contemplated hereunder do not constitute an express or implied promise of continued engagement as an employee or consultant for any period, or at all, and shall not interfere with Purchaser's right or the Company's right to terminate Purchaser's employment or consulting relationship at any time, with or without cause.

                 (g) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.






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                 (h)      This Agreement may be executed by either of the
parties hereto in one or more counterparts, none of which need contain the signature of more than one party hereto, and each of which shall be deemed an original, and all of which together shall constitute a single agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

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
OPTIMARK TECHNOLOGIES, INC.                                 PURCHASER:  Phillip J. Riese
a Delaware corporation

By:  /s/  William A. Lupien                                 By:  /s/  Phillip J. Riese
   ------------------------------------------------           -----------------------------------------------------
                                                            (Signature)

Title: Chairman
       --------------------------------------------

         (Type or Print Name)                               141 Prince Street
                                                            -------------------------------------------------------


                                                            New York, NY  10012
                                                            -------------------------------------------------------
                                                            (Address)
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